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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): August 8, 2006

724 Solutions Inc. (Exact Name of Registrant as Specified in Charter)

Canada (State or Other Jurisdiction of Incorporation)	000-31146 (Commission File Number)	Inapplicable (IRS Employer ID Number)

1221 State Street, Suite 200, Santa Barbara, CA 93101 (Address of principal executive offices)

Registrant's telephone number, including area code: (805) 884-8308

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

The Annual and Special Meeting (the "Meeting") of the Registrant's Securityholders was held on August 8, 2006. The matters voted upon at the Meeting and the results of the voting are set forth in the report attached as Exhibit 99.1 hereto and the press release attached as Exhibit 99.2 hereto. Each of such exhibits is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

Exhibit No.

99.1	Report of Voting Results pursuant to Section 11.3 of Canadian National Instrument 51-102 — Continuous Disclosure Obligations.
99.2	Press Release, dated August 8, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

724 SOLUTIONS INC.
Dated: August 9, 2006
	By:	/s/ STEPHEN MORRISON Name: Stephen Morrison Title: Chief Financial Officer and Senior Vice President, Corporate Services

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SIGNATURES